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                          Schedule Of Material Terms Of
                Commercial Contracts To Buy And Sell Real Estate


     The following table summarizes certain material terms of the respective Commercial Contracts to Buy And Sell Real Estate between Registrant and the sellers set forth below. The form of contract is included as Exhibit 10.1(a) to this Form 8-K reporting an event occurring on July 13, 1998.


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                                                                                                            Registrant's Shares
   Date of                                                                               Cash Portion of    Portion of Purchase
  Agreement                 Seller                             Property                  Purchase Price            Price
--------------- -------------------------------- -------------------------------------- ------------------ ----------------------
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
11-14-97        Charles W. Austin                (1)  6060 Interstate West 40           $  1,023,400                      51,200
                                                        Amarillo, TX
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11-21-97        Arlington Building               (2)  2561 Matlock Road                 $     770,000  *                     -0-
                Partnership                             Arlington, TX  *
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11-14-97        Wendt Development                (3)  800 Block of E. Wendt St.         $     708,000                      6,300
                Corporation                            Bellville, TX
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11-14-97        TEXBAUER Corporation             (4)  190 San Elizario Road             $     646,500                     32,500
                                                        Clint, TX
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11-14-97        WLK Properties, Inc.             (5)  1460 Walnut Street                $     310,300                      3,300
                                                        Columbus, TX
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11-14-97        BPP-Lubbock, Inc.                (6)  1739 Highway 159 South            $     198,500                     10,300
                                                        Hempstead, TX
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11-14-97        INNSON Corporation               (7)  4105 Victory Drive                $     599,700                      8,100
                                                       Marshall, TX
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11-14-97        Charles W. Austin                (8)  102 Bryan                         $     495,600                     24,000
                                                        Mission, TX
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11-14-97        Charles W. Austin                (9)  4th & Sherman                     $  1,135,800                      56,800
                                                        Paris, TX
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11-14-97        INNSON Corporation               (10) 311 North 5th Street              $     145,000                      7,400
                                                         Temple, TX
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11-14-97        Opal Partners                    (11) 3603 Andrews Highway              $       80,000                     7,300
                                                         Odessa, TX
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                                                 Total Consideration Paid For All       $  6,112,800                     207,200
                                                 Properties
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*    In connection with the acquisition of this property,  Registrant  agrees to assume indebtedness of approximately $192,000.

                                    * * * * *
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